EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BlueFire Ethanol Fuels, Inc. (the "Company") on Form 10-Q for the quarter ended March 31 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher Scott, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2009	/s/ Christopher Scott
Christopher Scott
Chief Accounting Officer
Principal Accounting Officer